OMB APPROVAL

OMB Number: 3235-0060 Expires: January 31, 2008 Estimated average burden hours per response.......38.0

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 25, 2006

COLLEGE LOAN CORPORATION TRUST I
(Issuer of the Notes)

COLLEGE LOAN LLC
(Depositor of the Issuer of the Notes)
(Exact name of Registrant as specified in its charter)

COLLEGE LOAN CORPORATION
(Sponsor of the Issuer of the Notes)

Delaware	333-112075-01	32-6044730

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

16855 W. Bernardo Drive, Suite 100, San Diego, California	92127

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(888) 972-6311

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

On April 25, 2006, College Loan Corporation Trust I (the “Issuer”) issued in a registered offering $1,390,000,000 of its Series 2006-1 Student Loan Asset-Backed Notes (the “Notes”).

The Issuer is a master trust established in 2002. In connection with the issuance of the Notes, the Issuer entered into a Second Amended and Restated Indenture of Trust, and a related Seventh Supplemental Indenture of Trust, each dated as of April 1, 2006, with Deutsche Bank Trust Company Americas, as trustee (the “Indenture Trustee”) and as eligible lender trustee (the “ELT”). On April 19, 2006, College Loan Corporation (“CLC” or the “Issuer Administrator”) and the Issuer entered into an Underwriting Agreement with UBS Securities, Inc., Citigroup Global Markets Inc., J. P. Morgan Securities Inc. and Goldman, Sachs & Co., as underwriters.

Item 9.01.      Financial Statements, Pro Forma Financial Information and Exhibits.

           (c) Exhibits

                Exhibit No.

                 1.1      Underwriting Agreement, dated as of April 19, 2006, among CLC, the Issuer and Citigroup Global Markets Inc., J. P. Morgan Securities Inc., UBS Securities LLC and Goldman, Sachs & Co., as underwriters.

                 4.1      Amended and Restated Trust Agreement, dated as of March 1, 2002, between CL LLC and the Delaware Trustee.

                 4.2      Second Amended and Restated Indenture of Trust, dated as of April 1, 2006, among the Issuer, the Trustee and the ELT.

                 4.3      Seventh Supplemental Indenture of Trust, dated as of April 1, 2006, among the Issuer, the Trustee and the ELT.

                 5.1      Opinion and consent of Stroock & Stroock & Lavan LLP, dated April 25, 2006, with respect to the due authorization, enforceability and legality of the Notes.

                 8.1      Opinion of Stroock & Stroock & Lavan LLP, dated April 25, 2006, with respect to certain federal income tax matters (contained in Exhibit 5.1).

                 99.1      Federal FFEL Origination/Servicing Agreement, dated March 11, 2002, between the Issuer and ACS Education Services Inc. (formerly known as AFSA Date Corporation, Inc.).

                 99.2      Administration Agreement, dated as of March 1, 2002, among the Issuer, the Delaware Trustee, the Indenture Trustee, the ELT and the Issuer Administrator.

                 99.3      Verification Agent Agreement, dated as of October 1, 2003, among the Issuer, the Issuer Administrator and Deutsche Bank Trust Company Americas, as verification agent.

                 99.4      Back-Up Administration Agreement, dated as of March 1, 2002, among the Issuer, the Indenture Trustee, Deutsche Bank Trust Company Americas, as back-up issuer administrator and the Issuer Administrator.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 3, 2006	College Loan LLC, as Depositor, by College Loan Corporation, as Sole Economic Member By: /s/ Cary Katz Name: Cary Katz Title: Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of April 19, 2006, among CLC, the Issuer and Citigroup Global Markets Inc., J. P. Morgan Securities Inc., UBS Securities LLC and Goldman, Sachs & Co., as underwriters.

4.1	Amended and Restated Trust Agreement, dated as of March 1, 2002, between CL LLC and the Delaware Trustee.

4.2	Second Amended and Restated Indenture of Trust, dated as of April 1, 2006, among the Issuer, the Trustee and the ELT.

4.3	Seventh Supplemental Indenture of Trust, dated as of April 1, 2006, among the Issuer, the Trustee and the ELT.

5.1	Opinion and consent of Stroock & Stroock & Lavan LLP, dated April 25, 2006, with respect to the due authorization, enforceability and legality of the Notes.

8.1	Opinion of Stroock & Stroock & Lavan LLP, dated April 25, 2006, with respect to certain federal income tax matters (contained in Exhibit 5.1).

99.1	Federal FFEL Origination/Servicing Agreement, dated March 11, 2002, between the Issuer and ACS Education Services Inc. (formerly known as AFSA Date Corporation, Inc.).

99.2	Administration Agreement, dated as of March 1, 2002, among the Issuer, the Delaware Trustee, the Indenture Trustee, the ELT and the Issuer Administrator.

99.3	Verification Agent Agreement, dated as of October 1, 2003, among the Issuer, the Issuer Administrator and Deutsche Bank Trust Company Americas, as verification agent.

99.4	Back-Up Administration Agreement, dated as of March 1, 2002, among the Issuer, the Indenture Trustee, Deutsche Bank Trust Company Americas, as back-up issuer administrator and the Issuer Administrator.